Exhibit 10.1

LAFAYETTE ENERGY CORP

SUBSCRIPTION AGREEMENT

Series A Convertible Preferred Stock at $2.50 per Share

Date: February 29, 2024	Full Subscription Commitment: $5,000,000.00

1. Subscription:

(a) The undersigned (individually and/or collectively, the “Participant”) hereby applies to purchase restricted Series A Convertible Preferred Stock (the “Series A Preferred” or the “Shares”) of Lafayette Energy Corp, a Delaware corporation (the “Company”), in accordance with the terms and conditions of (1) this Subscription Agreement (the “Subscription”); (2) the Company’s Amended and Restated Certificate of Incorporation (the “Amended Certificate”), attached hereto as Exhibit A; and (3) the Certificate of Designation (“Certificate of Designation”), attached hereto as Exhibit B.

(b) Before this Subscription is considered, the Participant must complete, execute and deliver to the Company the following:

(i) This Subscription Agreement;

(ii) The Certificate of Accredited Investor Status, attached hereto as Exhibit C; and

(iii) The Participant’s check for the first tranche (the “Tranche 1”) in the amount of $2,500,000.00 in exchange for 1,000,000 Shares purchased, or wire transfer sent according to the Company’s instructions below; and

(iv) Within 10 days of the Company notifying the Participant by letter or email containing detail deemed sufficient to Participant that the Company has successfully drilled the first oil and gas well and produced at least 100 barrels of oil, the Participant will wire transfer an amount of $2,500,000.00 in exchange for an additional 1,000,000 Shares purchased (the “Tranche 2”).

(v) Wire Transfer Instructions:

Bank: **

Address: **

Routing #: **

Account #: **

Account Name: **

Address: **

Contact: **

Phone: **

(c) This Subscription is irrevocable by the Participant.

(d) This Subscription is not transferable or assignable by the Participant.

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(e) This Subscription may be rejected in whole or in part by the Company in its sole discretion prior to the Initial Closing Date (as defined in Section 1(f) hereof), regardless of whether Participant’s funds have theretofore been deposited by the Company). Participant’s execution and delivery of this Subscription will not constitute an agreement between the undersigned and the Company until this Agreement has been accepted and executed by the Company. In the event this Subscription is rejected by the Company, all funds and documents tendered by the Participant shall be returned and the parties’ obligations hereunder, shall terminate.

(f) This offering (the “Offering”) is scheduled to have two closings upon receipt of the deliverables described herein for Tranche 1 and Tranche 2, each a closing date (as applicable, the “Closing Date”, with the Closing Date for Tranche 1 being defined herein as the “Initial Closing Date” and such Closing Date for Tranche 2 being defined herein as the “Second Closing Date”, and the closing in connection therewith, the “Second Closing”). Within five days of each Closing the Company shall deliver to Participant a certificate (or other book entry evidence) representing the Shares purchased at the applicable Closing. The Company’s obligation to close upon the Tranche 2 at the Second Closing is conditioned up each of the representations and warranties of the Company set forth in Section 3 of this Subscription Agreement being accurate in all material respects on the Second Closing Date (unless as of a specific date therein in which case they shall be accurate in all material respects (or, to the extent representations or warranties are qualified by materiality, in all respects) as of such date).

2. Representations by Participant. In consideration of the Company’s acceptance of the Subscription, Participant makes the following representations and warranties to the Company and to its principals, jointly and severally, which warranties and representations shall survive any acceptance of the Subscription by the Company:

(a) Prior to the time of purchase of any Shares, Participant received a copy of the Amended Certificate and the Certificate of Designation. Participant has reviewed the Amended Certificate and the Certificate of Designation, and Participant has had the opportunity to ask questions and receive any additional information from persons acting on behalf of the Company to verify Participant’s understanding of the terms thereof and of the Company’s business and status thereof, and such questions, if any, have been answered to the satisfaction of the Participant. Participant acknowledges that no officer, director, broker-dealer, placement agent, finder or other person affiliated with the Company has given Participant any information or made any representations, oral or written, other than as provided in the Amended Certificate and the Certificate of Designation, on which Participant has relied upon in deciding to invest in the Shares, including without limitation, any information with respect to future acquisitions, mergers or operations of the Company or the economic returns which may accrue as a result of the purchase of the Shares.

(b) Participant acknowledges that Participant has not seen, received, been presented with, or been solicited by any leaflet, public promotional meeting, newspaper or magazine article or advertisement, radio or television advertisement, or any other form of advertising or general solicitation with respect to the Shares.

(c) The Shares are being purchased for Participant’s own account for investment purposes only and not with a view to, or for sale in connection with, a distribution, as that term is used in Section 2(11) of the Securities Act of 1933, as amended (the “Securities Act”), in a manner which would require registration under the Securities Act or any state securities laws. No other person or entity will have any direct or indirect beneficial interest in, or right to, the Shares.

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(d) Participant acknowledges that the Shares have not been registered under the Securities Act, or qualified under Delaware securities law, or any other applicable blue sky laws, in reliance, in part, on Participant’s representations, warranties and agreements made herein.

(e) Participant represents, warrants and agrees that the Company and the officers of the Company (the “Company’s Officers”) are under no obligation to register or qualify the Shares under the Securities Act or under any state securities law, or to assist the undersigned in complying with any exemption from registration and qualification.

(f) Participant represents that Participant meets the criteria for participation because: (i) Participant has a pre-existing personal or business relationship with the Company or one or more of its partners, officers, directors or controlling persons; or (ii) by reason of Participant’s business or financial experience, or by reason of the business or financial experience of its financial advisors who are unaffiliated with, and are not compensated, directly or indirectly, by the Company or any affiliate or selling agent of the Company, Participant is capable of evaluating the risk and merits of an investment in the Shares and of protecting its own interests.

(g) Participant represents that Participant is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act and Participant has executed the Certificate of Accredited Investor Status, attached hereto as Exhibit C.

(h) Participant understands that the Shares are illiquid, and until registered with the Securities Exchange Commission, or an exemption from registration becomes available, cannot be readily sold as there will not be a public market for them, and that Participant may not be able to sell or dispose of the Shares, or to utilize the Shares as collateral for a loan. Participant must not purchase the Shares unless Participant has liquid assets sufficient to assure Participant that such purchase will cause it no undue financial difficulties, and that Participant can still provide for current and possible personal contingencies, and that the commitment herein for the Shares, combined with other investments of Participant, is reasonable in relation to its net worth.

(i) Participant understands that the right to transfer the Shares will be restricted unless the transfer is not in violation of the Securities Act, and any applicable state securities laws (including investment suitability standards), that the Company will not consent to a transfer of the Shares unless the transferee represents that such transferee meets the financial suitability standards required of an initial participant, and that the Company has the right, in its absolute discretion, to refuse to consent to such transfer.

(j) Participant has been advised to consult with its own attorney or attorneys regarding all legal matters concerning an investment in the Company and the tax consequences of purchasing the Shares, and has done so, to the extent Participant considers necessary.

(k) Participant acknowledges that the tax consequences of investing in the Company will depend on particular circumstances, and neither the Company, the Company’s officers, any other investors, nor the partners, shareholders, members, directors, agents, officers, directors, employees, affiliates or consultants of any of them, will be responsible or liable for the tax consequences to Participant of an investment in the Company. Participant will look solely to and rely upon its own advisers with respect to the tax consequences of this investment.

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(l) All information which Participant has provided to the Company concerning Participant, its financial position and its knowledge of financial and business matters, and any information found in the Certificate of Accredited Investor Status, is truthful, accurate, correct, and complete as of the date set forth herein.

(m) Participant is able to bear the economic risk of the investment in the Shares and Participant has sufficient net worth to sustain a loss of Participant’s entire investment in the Company without economic hardship if such a loss should occur.

(l) Each certificate or instrument representing securities issuable pursuant to this Agreement, if any, will be endorsed with the following legend:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE TRANSFER IS MADE IN COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES WHICH IS REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

3. Representations and Warranties by the Company. The Company represents and warrants that:

(a) Due Formation and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign entity to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a material adverse effect on the business, operations or financial condition of the Company.

(b) Outstanding Stock. The Company’s capitalization is as set forth in the Registration Statement on Form S-1 filed by the Company with the Securities and Exchange Commission on December 29, 2023 (the “S-1”). All issued and outstanding capital stock of the Company has been duly authorized and validly issued and are fully paid and non-assessable.

(c) Authority; Enforceability. This Subscription, Amended Certificate and the Certificate of Designation delivered together with this Subscription or in connection herewith have been or prior to the Initial Closing, will be, duly authorized, executed, and delivered by the Company and this Subscription Agreement is a valid and binding agreement, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity; and the Company has full corporate power and authority necessary to enter into this Subscription, and to file the Certificate of Designation with the Secretary of State of the State of Delaware, and to perform its obligations hereunder and under all other agreements entered into by the Company relating hereto. The execution and delivery of this Subscription Agreement by the Company and the consummation by it of the transactions contemplated hereby will not violate the Company’s charter or other governance documents, or any applicable laws or regulations, and no further consent or authorization is required by the Company, its Board of Directors or its stockholders.

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(d) Issuance of the Securities. The Shares (together with any shares of Company Common Stock issuable upon the conversion thereof) are duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens, charges, security interests, encumbrances, rights of first refusal, preemptive rights or other restrictions imposed by the Company, other than restrictions on the transfer of the Securities imposed by applicable securities laws. The Company shall reserve from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Subscription Agreement and the Certificate of Designation.

(e) No General Solicitation. Neither the Company, nor any of its affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Shares.

(f) Subsidiaries. The Company does not currently own or control, directly or indirectly, any interest in any other corporation, association, or other business entity, and the Company is not a participant in any joint venture, partnership or similar arrangement.

(g) Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Subscription, except for filings pursuant to any applicable state securities laws and Regulation D of the Securities Act.

(h) Litigation. There is no action, suit, proceeding or investigation pending or, to the Company’s knowledge, currently threatened against the Company or any of its subsidiaries that questions the validity of this Subscription or the right of the Company to enter into it, or to consummate the transactions contemplated hereby or thereby, or that might result, either individually or in the aggregate, in any material adverse changes in the assets, condition or affairs of the Company, financially or otherwise, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing. Neither the Company nor any of its subsidiaries is a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company or any of its subsidiaries currently pending or which the Company or any of its subsidiaries intends to initiate. The foregoing includes, without limitation, actions, suits, proceedings or investigations pending or threatened in writing (or any basis therefor known to the Company) involving the prior employment of any of the Company’s employees, their use in connection with the Company’s business, or any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers.

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(i) Compliance with Other Instruments.

(i) The Company is not in violation or default of any provisions of its Amended Certificate or Bylaws or of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound or, to its knowledge, of any provision of federal or state statute, rule or regulation applicable to the Company. The execution, delivery and performance of this Subscription and the consummation of the transactions contemplated hereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company.

(ii) To its knowledge, the Company has avoided every condition, and has not performed any act, the occurrence of which would result in the Company’s loss of any right granted under any license, distribution agreement or other agreement.

(j) Tax Returns and Payments. The Company has filed all tax returns and reports as required by law. These returns and reports are true and correct in all material respects. The Company has paid all taxes and other assessments due.

(k) Permits. The Company and each of its subsidiaries has all franchises, permits, licenses and any similar authority necessary for the conduct of its business, the lack of which could materially and adversely affect the business, properties, prospects, or financial condition of the Company. The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

(l) Environmental Laws. The Company (i) is in compliance with all federal, state, local and foreign laws relating to pollution or protection of human health or the environment (including ambient air, surface water, groundwater, land surface or subsurface strata), including laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands, or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations, issued, entered, promulgated or approved thereunder (“Environmental Laws”); (ii) has received all permits licenses or other approvals required of the Company under applicable Environmental Laws to conduct its business; and (iii) is in compliance with all terms and conditions of any such permit, license or approval where in each clause (i), ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a material adverse effect.

(m) Title to Assets. The Company has good and marketable title in fee simple to all real property assets owned by it and good and marketable title in all personal property owned by it that is material to the business of the Company, in each case free and clear of all liens, except for (i) liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and (ii) liens for the payment of federal, state or other taxes, for which appropriate reserves have been made therefor in accordance with GAAP and, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company are held by them under valid, subsisting and enforceable leases with which the Company is in compliance.

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(n) Material Changes. Since the date of the latest financial statements included within the S-1, and except as specifically disclosed in the S-1: (i) there has been no event, occurrence or development that has had or that would reasonably be expected to result in a material adverse effect on the Company or its business and assets, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (yy) trade payables, bridge loans and accrued expenses incurred in the ordinary course of business consistent with past practice and (zz) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (e) the Company has not issued any equity securities to any officer, director or affiliate, except pursuant to existing Company equity incentive plans.

(o) Solvency. Based on the consolidated financial condition of the Company as of each Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the Shares hereunder (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, and (ii) the Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from each Closing Date. The Company is not in default with respect to any of its indebtedness.

4. Indemnity.

(a) Participant hereby agrees to indemnify and hold harmless the Company, its principals, the Company’s officers, directors, attorneys, and agents, from any and all damages, costs and expenses (including actual attorneys’ fees) which they may incur (“Losses”): (i) by reason of Participant’s failure to fulfill any of the terms and conditions of this Subscription; (ii) by reason of Participant’s breach of any representations, warranties or agreements contained herein (including the Certificate of Accredited Investor Status); or (iii) with respect to any and all claims made by or involving any person, other than Participant personally, claiming any interest, right, title, power, or authority in respect to the Shares, except to the extent such claims arise as a result of the gross negligence or willful misconduct of the Company, its principals, the Company’s officers, directors, attorneys, or agents. Participant further agrees and acknowledges that these indemnifications shall survive any sale or transfer, or attempted sale or transfer, of any portion of the Shares.

(b) The Company agrees to indemnify and hold harmless the Participant, its affiliates and their respective officers, directors, employees, agents and controlling persons (collectively, the “Company Indemnified Parties”) from and against any and all Losses suffered or incurred by any Company Indemnified Party by reason of any misrepresentation or breach of warranty by the Company or, after any applicable notice and/or cure periods, nonfulfillment of any covenant or agreement to be performed or complied with by the Company under this Subscription Agreement, the Amended Certificate and the Certificate of Designation; and will promptly reimburse the Company Indemnified Parties for all expenses (including reasonable fees and expenses of legal counsel) as incurred in connection with the investigation of, preparation for or defense of any pending or threatened claim related to or arising in any manner out of any of the foregoing, or any proceeding, whether or not such Company Indemnified Party is a formal party to any such Proceeding.

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5. Subscription Binding on Heirs, etc. This Subscription, upon acceptance by the Company, shall be binding upon the heirs, executors, administrators, successors and assigns of the Participant, including, but not limited to the Participant’s obligation to purchase the Shares at the Second Closing. If the undersigned is more than one person, the obligations of the undersigned shall be joint and several and the representations and warranties shall be deemed to be made by and be binding on each such person and his or her heirs, executors, administrators, successors, and assigns.

6. Execution Authorized. If this Subscription is executed on behalf of a corporation, partnership, trust or other entity, the undersigned has been duly authorized and empowered to legally represent such entity and to execute this Subscription and all other instruments in connection with the Shares and the signature of the person is binding upon such entity.

7. Adoption of Terms and Provisions. The Participant hereby adopts, accepts and agrees to be bound by all the terms and provisions hereof.

8. Governing Law. This Subscription shall be construed in accordance with the laws of the State of Delaware.

9. Dispute Resolution. In the event of any dispute arising out of or relating to this Subscription, then such dispute shall be submitted to binding arbitration with the Delaware branch of the American Arbitration Association (“AAA”) to be governed by AAA’s Commercial Rules of Arbitration (the “AAA Rules”) and heard before one arbitrator. The parties shall attempt to mutually select the arbitrator. In the event they are unable to mutually agree, the arbitrator shall be selected by the procedures prescribed by the AAA Rules. Notwithstanding anything in the AAA Rules to the contrary, discovery shall be limited exclusively to the mutual production of documents, and written submissions to the arbitrator shall be limited to one brief from each party and one responsive brief from each party.

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10. Collection of Personal Information. The Participant (on its own behalf and, if applicable, on behalf of any person for whose benefit the Participant is subscribing) acknowledges and consents to the fact the Company is collecting the Participant’s (and any beneficial purchaser’s) personal information pursuant to this Agreement. The Participant (on its own behalf and, if applicable, on behalf of any person for whose benefit the Participant is subscribing) acknowledges and consents to the Company retaining the personal information for as long as permitted or required by applicable law or business practices. The Participant (on its own behalf and, if applicable, on behalf of any person for whose benefit the Participant is subscribing) further acknowledges and consents to the fact the Company may be required by applicable securities laws and stock exchange rules to provide regulatory authorities any personal information provided by the Participant respecting itself (and any beneficial purchaser). By executing this Agreement, the Participant is deemed to be consenting to the foregoing collection, use and disclosure of the Participant’s (and any beneficial purchaser’s) personal information. The Participant also consents to the filing of copies or originals of any of the Participant’s documents described herein as may be required to be filed with any stock exchange or securities regulatory authority in connection with the transactions contemplated hereby. The Participant represents and warrants that it has the authority to provide the consents and acknowledgments set out in this paragraph on behalf of all beneficial purchasers.

11. Investor Information: (This must be consistent with the form of ownership selected below and the information provided in the Certificate of Accredited Investor Status (Exhibit C, included herewith.)

Name (please print):	Trxade, Inc

If entity named above,	By:	Suren Ajjarapu
	Its:	CEO

Social Security or Taxpayer I.D. Number:

Business Address (including zip code):

Business Phone:

Residence Address (including zip code):

Email Address:

Residence Phone:

All communications to be sent to:

Business or ____ Residence Address ________ Email

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Please indicate below the form in which you will hold title to your interest in the Shares. PLEASE CONSIDER CAREFULLY. ONCE YOUR SUBSCRIPTION IS ACCEPTED, A CHANGE IN THE FORM OF TITLE CONSTITUTES A TRANSFER OF THE INTEREST IN THE SHARES AND MAY THEREFORE BE RESTRICTED BY THE TERMS OF THIS SUBSCRIPTION, AND MAY RESULT IN ADDITIONAL COSTS TO YOU. Participants should seek the advice of their attorneys in deciding in which of the forms they should take ownership of the interest in the Shares, because different forms of ownership can have varying gift tax, estate tax, income tax, and other consequences, depending on the state of the investor’s domicile and his or her particular personal circumstances.

_______ INDIVIDUAL OWNERSHIP (one signature required)

_______ JOINT TENANTS WITH RIGHT OF SURVIVORSHIP AND NOT AS TENANTS IN COMMON (both or all parties must sign)

_______ COMMUNITY PROPERTY (one signature required if interest held in one name, i.e., managing spouse; two signatures required if interest held in both names)

_______ TENANTS IN COMMON (both or all parties must sign)

_______ GENERAL PARTNERSHIP (fill out all documents in the name of the PARTNERSHIP, by a PARTNER authorized to sign)

_______ LIMITED PARTNERSHIP (fill out all documents in the name of the LIMITED PARTNERSHIP, by a GENERAL PARTNER authorized to sign)

_______ LIMITED LIABILITY COMPANY (fill out all documents in the name of the LIMITED LIABILITY COMPANY, by a member authorized to sign)

X_____ CORPORATION (fill out all documents in the name of the CORPORATION, by the President or other officer authorized to sign)

_______ TRUST (fill out all documents in the name of the TRUST, by the Trustee, and include a copy of the instrument creating the trust and any other documents necessary to show the investment by the Trustee is authorized. The date of the trust must appear on the Notarial where indicated.)

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Subject to acceptance by the Company, the undersigned has completed this Subscription Agreement to evidence his/her subscription for participation in the Shares of the Company, this 29th day of February, 2024.

PARTICIPANT

Trxade Inc.

By:	/s/ Suren Ajjarapu

Name:	Suren Ajjarapu

Title:	CEO

The Company has accepted this subscription this 29th day of February, 2024

“COMPANY”

lAFAYETTE eNERGY cORP,
a Delaware corporation

By:	/s/ Michael L. Peterson
Michael L. Peterson
President and Chief Executive Officer

Address for notice:

Lafayette Energy Corp
3450 N. Triumph Blvd., Suite 102
Lehi, Utah 84043
Attn: President and Chief Executive Officer

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Exhibit A

Amended Certificate

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Exhibit B

Certificate of Designation

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Exhibit C

CERTIFICATE OF ACCREDITED INVESTOR STATUS

Except as may be indicated by the undersigned below, the undersigned is an “accredited investor,” as that term is defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). The undersigned has initialed the box below indicating the basis on which he is representing his status as an “accredited investor”:

______ a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”); an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, and such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are “accredited investors”;

______ a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

__X__ an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

______ a natural person whose individual net worth, or joint net worth with the undersigned’s spouse, at the time of this purchase exceeds $1,000,000. For purposes of this item, “net worth” means the excess of total assets at fair market value (including personal and real property, but excluding the estimated fair market value of a person’s primary home) over total liabilities. Total liabilities excludes any mortgage on the primary home in an amount of up to the home’s estimated fair market value as long as the mortgage was incurred more than 60 days before the Securities are purchased, but includes (i) any mortgage amount in excess of the home’s fair market value and (ii) any mortgage amount that was borrowed during the 60-day period before the closing date for the sale of Securities for the purpose of investing in the Securities;

______ a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with the undersigned’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

______ a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment;

______ an entity in which all of the equity holders are “accredited investors” by virtue of their meeting one or more of the above standards; or

______ an individual who is a director or executive officer of Lafayette Energy Corp.

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IN WITNESS WHEREOF, the undersigned has executed this Certificate of Accredited Investor Status effective as of February 29, 2024.

Name:	Trxade Inc.

By (Signature):	/s/ Suren Ajjarapu

Printed Name of Signatory (if entity):	Suren Ajjarapu

Title:	CEO
(required for any stockholder that is a corporation, partnership, trust or other entity)

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